Exhibit 4.7

CyPost Corporation                                                   [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA

                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 19th day of January, 2000.

CyPost Corporation



/s/ Robert Sendoh
----------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                      [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 26th day of January, 2000.

CyPost Corporation



/s/ Robert Sendoh
-------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                     [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 27th day of January, 2000.

CyPost Corporation



/s/ Robert Sendoh
------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                      [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of SEVENTY FIVE THOUSAND DOLLARS ($75,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 11th day of February, 2000.

CyPost Corporation



/s/ Robert Sendoh
-----------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                     [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 25th day of February, 2000.

CyPost Corporation



/s/ Robert Sendoh
--------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                     [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 28 day of February, 2000.

CyPost Corporation



/s/ Robert Sendoh
-------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                      [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 7th day of March, 2000.

CyPost Corporation



/s/ Robert Sendoh
--------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

CyPost Corporation                                                      [CyPost]
101-260 West Esplanade, North Vancouver, B.C., V7M 3G7, CANADA



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 20th day of March, 2000.

CyPost Corporation



/s/ Robert Sendoh
------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation

[CyPost]



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 13th day of April, 2000.

CyPost Corporation



/s/ Robert Sendoh
----------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



900-1281 W. Georgia St.,
Vancouver, British Columbia,
Canada V6E 3J7
Tel: (604) 904-4422
Fax: (604) 904-4433
www.cypost.com

[CyPost]



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 101-260 West Esplanade, North Vancouver, British Columbia, Canada V7M 3G7, promises to pay to or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 1st day of May, 2000.

CyPost Corporation



/s/ Robert Sendoh
-------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



900-1281 W. Georgia St.,
Vancouver, British Columbia,
Canada V6E 3J7
Tel: (604) 904-4422
Fax: (604) 904-4433
www.cypost.com

[CyPost]



                                 PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payor") of 900-1281 West Georgia Street, Vancouver, British Columbia, Canada V6E 3J7, promises to pay or to the order of Blue Heron Venture fund, ("the Payee") of Nassau, New Providence, The Bahamas the sum of THIRTY FIVE DOLLARS ($35,000.00) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY THE FUND MANAGER IN WRITING.

OR BY WAY OF AGREEMENT BY BOTH PARTIES, CONVERTED TO EQUITY. IN FREE TRADING COMMON SHARES OF CYPOST CORPORATION. CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BY WAY OF WRITTEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payor and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the Monies owed hereunder after the same shall become due and payable under the laws of the Common Wealth of the Bahamas.

Dated at Vancouver, B.C. this 3rd day of November, 2000.

CyPost Corporation



/s/ Robert Sendoh
-------------------------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



900-1281 W. Georgia St.,
Vancouver, British Columbia,
Canada V6E 3J7
Tel: (604) 904-4422
Fax: (604) 904-4433
www.cypost.com